UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

Robinhood Markets, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40691	46-4364776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Willow Road

Menlo Park, CA 94025

(Address of principal executive offices) (Zip Code)

(844) 428-5411

(Registrant’s telephone number, including area code)

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	HOOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2022, as part of its periodic review of corporate governance matters and in connection with the new Securities and Exchange Commission rules regarding the use of “universal proxy cards” and certain recent changes to the Delaware General Corporation Law (the “DGCL”), the Board of Directors (the “Board”) of Robinhood Markets, Inc. (the “Company”) approved the Company’s Amended and Restated Bylaws (the “Amended Bylaws”), which became effective the same day. The Amended Bylaws incorporate certain amendments to, among other things:

•

As a result of the effectiveness of rules related to the use of “universal proxy cards”, update the procedures and disclosure requirements for director nominations made and business proposals submitted by stockholders (other than proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including by:

•

With respect to a director nomination, requiring that any stockholder submitting a nomination provide certain representations regarding engaging in a solicitation with respect to such nomination and to provide certain related documentation and confirmations pursuant to Rule 14a-19 under the Exchange Act;

•	Limiting the number of nominees a stockholder may nominate for election at a stockholder meeting to the number of directors to be elected at such meeting; and

•	Clarifying how votes of stockholders are treated by the Company in the event proxies for disqualified or withdrawn nominees for the Board are received;

•	Require that a stockholder indirectly or directly soliciting proxies from other stockholders use a proxy card color other than white; and

•	As a result of recent amendments to the DGCL and the laws of the state of Delaware, clarify procedures regarding stockholder meeting adjournment and notice and stockholder lists.

Additional amendments were made to make clarifying or conforming language changes, in addition to technical or ministerial changes. The foregoing description is qualified in its entirety by reference to the full text of the Amended Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Robinhood Markets, Inc., dated December 14, 2022

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robinhood Markets, Inc.

Date: December 16, 2022	By:	/s/ Jason Warnick
	Name:	Jason Warnick
	Title:	Chief Financial Officer